Exhibit 1.A.(10)(a)(i)

Southland Life Insurance Company 1290 Broadway P.O. Box 173789 · Denver, CO 80217-3789 1.800.224.3035

Investment Feature Selection Form

Survivor Dimensions
Market Dimensions

Section A - Initial Premium Allocation

Initial Premium Allocation. Please allocate your Initial Premium to the Guaranteed Interest Division and/or among the investment options of the Separate Account. Please use whole number percentages for each division/option elected. You must allocate at least 1% of your Premium Allocation to each Division/option in which you elect to invest. The total must equal 100%.

____% Guaranteed Interest Division

Separate Account Investment Options

Alger American		Fidelity Variable Insurance Products Fund II (VIP II)		INVESCO Variable Investment Fund (VIF)
____ %	Growth Portfolio	____ %	VIP II Asset Manager Portfolio	____ %	VIF Equity Income Fund
____ %	Leveraged AllCap Portfolio	____ %	VIP II Contrafund Portfolio	____ %	VIF Utilities Fund
____ %	MidCap Growth Portfolio	____ %	VIP II Index 500 Portfolio
____ %	Small Capitalization Portfolio	____ %	VIP II Investment Grade Bond Portfolio	Janus Aspen Series
				____ %	Aggressive Growth Portfolio
Fidelity Variable Insurance Products Fund (VIP)			GCG Trust	____ %	Balanced Portfolio
____ %	VIP Equity-Income Portfolio	____ %	Liquid Assets Portfolio	____ %	Growth Portfolio
____ %	VIP Growth Portfolio	____ %	Mid-Cap Growth Portfolio	____ %	International Growth Portfolio
____ %	VIP High Income Portfolio	____ %	Research Portfolio	____ %	Worldwide Growth Portfolio
____ %	VIP Overseas Portfolio	____ %	Total Return Portfolio

Section B - Telephone Privilege Authorization

[ ]  Telephone Privilege Authorization: I/We authorize Security Life of Denver Insurance Company to accept telephone instructions from the Owners/ Registered Representative of the policy listed above:

     [ ]  Owners Only

     [ ]  Owner and Registered Representative

[ ]  Revocation of Telephone Privilege Authorization: I/We revoke all telephone privilege authorization in place on the policy listed above for the following persons:

     [ ]  Owners and Registered Representative

     [ ]  Registered Representative Only

By signing this form, I/we agree to hold harmless and indemnify ING Security Life for any losses arising from such authorization/revocation instructions. We further authorize ING Security Life to record telephone conversations with any person utilizing telephone privileges on the policy listed in Section 2. I/We understand that ING Security Life reserves the right to discontinue the telephone privilege at any time.

Funds Effective Date:_____________________

21-420

Section C - Automatic Rebalancing Option

[ ]  Initiate Automatic Rebalancing (complete below)

[ ]  Change Automatic Rebalancing (complete below)

Automatic Rebalancing Allocation

Alger American		Fidelity Variable Insurance Products Fund II (VIP II)		INVESCO Variable Investment Fund (VIF)
____ %	Growth Portfolio	____ %	VIP II Asset Manager Portfolio	____ %	VIF Equity Income Fund
____ %	Leveraged AllCap Portfolio	____ %	VIP II Contrafund Portfolio	____ %	VIF Utilities Fund
____ %	MidCap Growth Portfolio	____ %	VIP II Index 500 Portfolio
____ %	Small Capitalization Portfolio	____ %	VIP II Investment Grade Bond Portfolio	Janus Aspen Series
				____ %	Aggressive Growth Portfolio
Fidelity Variable Insurance Products Fund (VIP)			GCG Trust	____ %	Balanced Portfolio
____ %	VIP Equity-Income Portfolio	____ %	Liquid Assets Portfolio	____ %	Growth Portfolio
____ %	VIP Growth Portfolio	____ %	Mid-Cap Growth Portfolio	____ %	International Growth Portfolio
____ %	VIP High Income Portfolio	____ %	Research Portfolio	____ %	Worldwide Growth Portfolio
____ %	VIP Overseas Portfolio	____ %	Total Return Portfolio

____% Guaranteed Interest Division

Frequency and Date of Automatic Rebalancing: (If no options are marked, frequency will be quarterly and/or date will be last valuation date of calendar period.)

Frequency:

[ ]  Monthly            [ ]  Quarterly            [ ]   Semi-annually             [ ]  Annually

Date:

[ ]  Policy Processing Date - Date on which processing will occur based on frequency selected beginning _________________________ (Month/Date)

[ ]  Last Valuation Date of Calendar Period

[ ]  Specific Date each Period beginning_____________________ (Specify Date)

Section D - Dollar Cost Averaging Option

[ ]  Initiate Dollar Cost Averaging (complete below)          [ ]  Change Dollar Cost Averaging (complete below)

Please transfer $___________ or _____% from:

(check one only)  [ ]  Fidelity Investment Money Market Division          [ ]  Neuberger Berman Limited Maturity Bond Investment Option

into: the Separate Account Investment Option(s) selected below.

Dollar Cost Averaging Allocation

Alger American		GCG Trust
$____or____%	Growth Portfolio	$____or____%	Liquid Assets Portfolio
$____or____%	Leveraged AllCap Portfolio	$____or____%	Mid-Cap Growth Portfolio
$____or____%	MidCap Growth Portfolio	$____or____%	Research Portfolio
$____or____%	Small Capitalization Portfolio	$____or____%	Total Return Portfolio

Fidelity Variable Insurance Products Fund (VIP)		INVESCO Variable Investment Fund (VIF)
$____or____%	VIP Equity-Income Portfolio	$____or____%	VIF Equity Income Fund
$____or____%	VIP Growth Portfolio	$____or____%	VIF Utilities Fund
$____or____%	VIP High Income Portfolio
$____or____%	VIP Overseas Portfolio	Janus Aspen Series
		$____or____%	Aggressive Growth Portfolio
Fidelity Variable Insurance Products Fund II (VIP II)		$____or____%	Balanced Portfolio
$____or____%	VIP II Asset Manager Portfolio	$____or____%	Growth Portfolio
$____or____%	VIP II Contrafund Portfolio	$____or____%	International Growth Portfolio
$____or____%	VIP II Index 500 Portfolio	$____or____%	Worldwide Growth Portfolio
$____or____%	VIP II Investment Grade Bond Portfolio

Frequency and Date of Dollar Cost Averaging: (If no options are marked, frequency will be monthly and/or date will be policy processing date.)

Frequency:

[ ]  Monthly        [ ]  Quarterly        [ ]  Semi-annually        [ ]  Annually

Date:

[ ]  Policy Processing Date - Date on which processing will occur based on frequency selected beginning_________________________________ (Month/Date)

[ ]  Specific Date each Period beginning__________________________ (Specify Date)

Terminate:

[ ]  Terminate Dollar Cost Averaging on (date) _____________________

[ ]  Terminate Dollar Cost Averaging when investment option from which money is being transferred reaches $_________________

Section E - Premium Allocation Change Request

Alger American		Fidelity Variable Insurance Products Fund II (VIP II)		INVESCO Variable Investment Fund (VIF)
____ %	Growth Portfolio	____ %	VIP II Asset Manager Portfolio	____ %	VIF Equity Income Fund
____ %	Leveraged AllCap Portfolio	____ %	VIP II Contrafund Portfolio	____ %	VIF Utilities Fund
____ %	MidCap Growth Portfolio	____ %	VIP II Index 500 Portfolio
____ %	Small Capitalization Portfolio	____ %	VIP II Investment Grade Bond Portfolio	Janus Aspen Series
				____ %	Aggressive Growth Portfolio
Fidelity Variable Insurance Products Fund (VIP)			GCG Trust	____ %	Balanced Portfolio
____ %	VIP Equity-Income Portfolio	____ %	Liquid Assets Portfolio	____ %	Growth Portfolio
____ %	VIP Growth Portfolio	____ %	Mid-Cap Growth Portfolio	____ %	International Growth Portfolio
____ %	VIP High Income Portfolio	____ %	Research Portfolio	____ %	Worldwide Growth Portfolio
____ %	VIP Overseas Portfolio	____ %	Total Return Portfolio

_____% Guaranteed Interest Division

Section F - Signatures

I/We acknowledge that we have read and understand:

  the terms and conditions listed in the instructions to this form, the Prospectus and the Policy for each of the options or changes requested.
  I/we can cancel or change any elections requested in Sections 5 and 7 above by sending written notice to the Customer Service Center at least 7 days before the next transfer date.
  that dollar cost averaging and automatic rebalancing will begin on the date specified only if ING Security Life has received this signed form at least 7 days before the date specified.

Signature of Owner(s):

____________________________________________________________   Date________________

____________________________________________________________   Date________________

____________________________________________________________   Date________________

Daytime Phone Number:_________________________